UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2010

ALBERTO-CULVER COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-32970	20-5196741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Armitage Avenue

Melrose Park, Illinois 60160

(Address of principal executive offices) (zip code)

(708) 450-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On November 29, 2010, Alberto-Culver Company, a Delaware corporation (“Alberto-Culver” or the “Company”), Unilever N.V., a Netherlands corporation, Unilever PLC, a company incorporated under the laws of and registered in England, Conopco, Inc., a New York corporation (“Parent”), and ACE Merger, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Sub”) entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger, dated as of September 27, 2010 (the “Merger Agreement”), among Alberto-Culver, Unilever N.V., Unilever PLC, Parent and Sub. Unilever N.V. and Unilever PLC are parties to the Amendment and Merger Agreement solely for purposes of guaranteeing certain obligations of Parent and Sub.

The Amendment provides for the removal of certain notice and negotiation rights of Parent in the event of a Superior Proposal (as defined in the Merger Agreement) and the reduction of the termination fee payable by Alberto-Culver under certain circumstances from $125 million to $100 million. The other terms of the Merger Agreement remain unchanged by the Amendment. The Board of Directors of Alberto-Culver has unanimously approved the Amendment.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such Amendment, which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

Item 8.01. Other Events

Additional information regarding the proposed merger and the settlement of certain litigation related thereto is further described in a supplement, dated November 29, 2010, to the Company’s definitive proxy statement, dated November 11, 2010. A copy of the supplement to the proxy statement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger transaction, Alberto-Culver has filed a definitive proxy statement and supplement thereto with the Securities and Exchange Commission (the “SEC”). Stockholders are urged to read the definitive proxy statement, the supplement thereto and other relevant materials because they contain important information about the proposed transaction. The stockholders are able to obtain the proxy statement, the supplement thereto and other relevant documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov, at the Company’s website at www.alberto.com/investing by clicking on the link “SEC Filings” or from Alberto-Culver Company, Attention: Investor Relations, 2525 Armitage Avenue, Melrose Park, Illinois 60160, (708) 450-3000.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the Company and its directors and executive officers, and their ownership of the Company’s securities, is set forth in the definitive proxy statement relating to the proposed transaction.

Item 9.01. Financial Statements and Exhibits

Number	Description

2.1	Amendment No. 1, dated as of November 29, 2010, to the Agreement and Plan of Merger, dated as of September 27, 2010, among Unilever N.V., Unilever PLC, Conopco, Inc., ACE Merger, Inc. and Alberto-Culver Company

99.1	Proxy supplement dated November 29, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBERTO-CULVER COMPANY

By:	/s/ Gary P. Schmidt
Name:	Gary P. Schmidt
Title:	Senior Vice President, General Counsel and Secretary

Date: November 29, 2010

EXHIBIT INDEX

Number	Description

2.1	Amendment No. 1, dated as of November 29, 2010, to the Agreement and Plan of Merger, dated as of September 27, 2010, among Unilever N.V., Unilever PLC, Conopco, Inc., ACE Merger, Inc. and Alberto-Culver Company

99.1	Proxy supplement dated November 29, 2010

4